IDT
Corporation

 Investor Day

January 17, 2007
Newark, NJ

IDT INVESTOR DAY

8:30    Registration

9:30    Company Overview

                  The Future of IDT- Howard Jonas

                  IDT Corporate Q&A

11:00Break

                  IDT Telecom Overview

                  IDT Telecom Q&A

                  IDT Capital Overview

                  IDT Capital Q&A

                  Concluding Remarks

1:15    Lunch

Agenda

IDT INVESTOR DAY

IDT Management Participants

Howard Jonas                                   Chairman of the Board

Jim Courter         Chief Executive Officer

Ira GreensteinPresident

Motti Lichtenstein                     Chief Operating Officer

Marcelo Fischer                             Chief Financial Officer

Yossi Cohn          Director Investor Relations

CORPORATE TEAM

Yona Katz                    Chief Executive Officer

Kathleen Timko  Chief Operating Officer

Norman Rosenberg                         Chief Financial Officer

Avi Lazar                                                       President, Global Wholesale and

                                                      International Emerging Businesses

Michael Leibov    President, Union Telecard Alliance

Esti Witty                      SVP, Consumer Phone Services

Jose ColagrossiGeneral Manager, International Channel
                                                                        Sales

IDT Management Participants

TELECOM TEAM

IDT INVESTOR DAY

Steve Brown                                     Co-Chief Executive Officer

David Greenblatt                          Co-Chief Executive Officer

Geoff Rochwarger                    President

Yaacov Dior                                        CEO, IDT Carmel

Morris Berger CEO, IDT Internet Mobile

Barry Luden                                       CEO, IDT Local Media

IDT Management Participants

CAPITAL TEAM

IDT INVESTOR DAY

IDT
Corporation

Jim Courter
Chief Executive Officer

This presentation highlights certain information about the Company, its businesses and its financial results and condition.  It is not complete and should be considered in conjunction with the more fulsome disclosures regarding the Company and its operations in the reports the Company files with the SEC, including the audited and un-audited financial statements included with those reports.

This presentation may contain forward-looking statements that are either general or specific in nature.  These statements are subject to risks and uncertainties that may cause actual results to differ materially from those we anticipate.  These risks and uncertainties include, but are not limited to the specific risks or uncertainties discussed in our reports that we file with the SEC.

We assume no obligation to update any forward-looking statements in this presentation or to update any of the factors that may cause actual results to differ materially from those forecasted.  All information is given only as of the date indicated and should not be interpreted to imply anything about the comparable information as of any other date.  We do not undertake any duty to update that information or indicate whether trends have continued or not continued other than in the filings we make with the SEC.

IDT
Corporation

Motti Lichtenstein
Chief Operating Officer

About IDT

IDT OVERVIEW

  Management and Employees

  Dedicated professional team with operational excellence and financial discipline

  Operating Businesses and Transaction

  IDT has continually innovated and built new operating businesses

  IDT will sell operating businesses for the correct price

Telecom

  Largest Ethnic Prepaid Calling Calling Card Company

  Selling approximately 280 million cards a year

  Leading Global International Voice Carrier

  Transporting over 20 billion minutes annually

Capital

  Incubating, Building and Operating New Businesses

Spectrum

  Largest Holder of 39 GHz Licensed Spectrum in the U.S.

Company Overview

IDT OVERVIEW

IDT Corporate

IDT Telecom

Calling Cards/
Prepaid Products

IDT Capital

IDT Spectrum

Consumer Phone
Services - US

Wholesale Carrier
Services

Other Initiatives

IDT Energy

IDT Local Media

Ethnic Grocery
Brands

Consumer Phone
Services –
International Sales

IDT Carmel

IDT Internet &
Mobile

Other Hispanic
Initiatives

[redacted]

- 
-

[redacted]

- 
- 
-

IDT Corporation

IDT OVERVIEW

EXISTING OPERATIONS

OPPORTUNISTICALLY GROW
BUSINESS

Sustainable Free Cash Flow

Efficient Operations

That Fit our Risk Adjusted ROI Criteria

Strategically Fit with Existing Infrastructure and Businesses

Utilize Balance Sheet

Strategic Goals

BUILD SHAREHOLDER
VALUE

  January 26, 2006- Remaining Winstar Operations & Liabilities Divested

  March 3, 2006- Corbina Sold

  March 13, 2006- Acquisition of Net2Phone Completed

  3Q06 - Overhead Reductions Initiated

  4Q05 – 4Q06-  Open Market Buyback of 6.4 mm Shares ($79 mm)

  4Q06 - IDT Energy surpassed 200,000 meters

  September 29, 2006- Sale of IDT Entertainment to Liberty Media Completed

  October 12, 2006- Sale of Toucan to Pipex Communications plc Completed

  1Q07- Organizational Integration of Net2Phone Completed

  January 9, 2007- JV with FFPM Formed; Debt Portfolios Purchased

Recent Events

IDT OVERVIEW

  Transactions

  Re-evaluation of all businesses

  Integration of businesses

  Efficiency in existing operations

Cost cutting initiated in 3Q06

Projected annual SG&A savings of
$35-40 million

  Launch of new IDT Capital businesses

IDT In Transition

  Stabilize IDT Telecom businesses

  Pursue expansion opportunities

  Deploy capital for future growth

IDT Capital

Technologies

  Explore strategic alternatives for
IDT Spectrum

FISCAL 2006

IDT OVERVIEW

FISCAL 2007

  Mature Telecom Businesses

-and-

  Many opportunities, with small amounts of
capital deployed to date:

Calling Card Expansion

International Telecom Expansion

IDT Energy

IDT Carmel

Ethnic Grocery Brands

IDT Local Media

IDT Internet Mobile

IDT Spectrum, etc.

IDT Portfolio in Transition

  Mature Telecom Businesses

-and-

  Focused deployment of capital to specific
businesses

  Continued innovation of new business ideas

  Retain opportunistic mindset to all
opportunities

TODAY

FUTURE

IDT OVERVIEW

IDT Portfolio – Plan for the Future

Operating
Businesses

IDT OVERVIEW

Efficient operations and generation of free
cash flow

Transaction

IDT will sell operating businesses for the
correct price

Growth

Concentrate on specific opportunities:

  Build upon existing infrastructure

   Leverage strength of IDT’s balance
sheet

  Consumer oriented

  Deregulating markets

  Fragmented/undercapitalized
businesses

IDT
Corporation

Marcelo Fischer
Chief Financial Officer

Capital Deployment

IDT OVERVIEW

  Goal

  Allocate capital to the highest returning opportunities companywide

  Financial Metrics

  Absolute hurdle rate – Risk-Free Rate

  Targeted base hurdle rate – 15% IRR (risk adjusted); 3 year timeframe

  Investment Approach

  IDT has significant cash on hand

  IDT is comfortable waiting for the correct opportunities

  In the interim, earn absolute hurdle rate

IDT OVERVIEW

Revenue by Division

The IDT “Portfolio”

$ in millions

Total IDT Corporation

400

500

600

700

1Q 05

1Q 06

1Q 07

Total IDT Telecom

300

400

500

600

1Q 05

1Q 06

1Q 07

Total IDT Capital

30

60

90

1Q 05

1Q 06

1Q 07

Total IDT Entertainment

30

60

90

1Q 05

1Q 06

1Q 07

Total IDT Solutions

1

2

3

4

5

1Q 05

1Q 06

1Q 07

Equity Structure

CLASS A

CLASS B

CLASS C

3 Votes/ Share

1/10 Vote/ Share

1 Vote / Share

9.8 mm

56.7 mm

15.2 mm

  Howard Jonas, Chairman and Founder of IDT, controls 17.75 mm shares

  21% economic ownership

  63% voting control

Not Traded

IDT

IDT.C

  6.3 mm options outstanding

  $9.44 average strike price

Votes per Share

Shares Outstanding

Ticker (NYSE)

Information as of most recent filings

IDT OVERVIEW

Stock Buyback

  Fiscal 2005

  1.2 mm shares

  $16 mm

  Fiscal 2006

  5.2 mm shares

  $64 mm

  14.9 mm shares from Liberty Media in sale of IDT Entertainment

  Purchased 7.9 mm options held by employees

  Remaining Buyback Authorization

  24.5 mm shares

  IDT will continue to be an opportunistic purchaser of its shares on the open market

IDT OVERVIEW

Cash per Share

As of October 31, 2006

Cash & Marketable Securities                                                $808

Investments                                      52

Capital Lease Obligations                              (47)

Severance Accrual               (11)

Regulatory Accrual (Telecom)                                                  (51)

Working Capital Adjustment Accrual (Entertainment)                  (20)

Net Cash                                            $731

Shares Outstanding (undiluted)             81.7

Cash per Share: $8.95

Calculation excludes Mortgage Notes Payable and Offsetting Real Estate Assets

In millions

IDT OVERVIEW

Operating Cash Flow – 1Q07

Adjusted EBITDA*

Telecom           $23

Capital                    2

Solutions             -

Corporate                                                                           (14)

Total Adjusted EBITDA                                  $11

Capital Expenditures         (10)

Distributions to UTA Minority Partners                               (4)
Interest, Taxes                                                                   1

Working Capital Changes (Telecom / Corporate)         (5)

Working Capital Changes (Capital / Solutions)            (12)

FCF Before Other Items                              ($19)

Restructuring                                  (5)

Telecom Regulatory Payments                (8)

Free Cash Flow                    ($32)

In millions

*Adjusted EBITDA, as calculated: Gross Profit – SG&A + Non-Cash Compensation

IDT OVERVIEW

IDT OVERVIEW

$ in millions

Adjusted EBITDA by Division

*Adjusted EBITDA, as calculated: Gross Profit – SG&A + Non-Cash Compensation

Total IDT Corporation

5

10

15

20

25

1Q 05

1Q 06

1Q 07

Total IDT Telecom

10

20

30

40

1Q 05

1Q 06

1Q 07

Total IDT Capital

-3

-2

-1

1

2

3

1Q 05

1Q 06

1Q 07

Total IDT Entertainment

2

4

6

8

10

1Q 05

1Q 06

1Q 07

Total IDT Solutions

-7

-6

-5

-4

-3

-2

-1

1Q 05

1Q 06

1Q 07

Total Corporate

-20

-15

-10

-5

1Q 05

1Q 06

1Q 07

The Future of IDT

Howard Jonas
Chairman of the Board

IDT Corporate

Question and Answer

IDT Telecom

Yona Katz
Chief Executive Officer

We will provide a full suite of high-quality, favorably-priced communications products and services to retail and wholesale customers worldwide

We will be driven by innovation and we will embrace technology, in order to improve our products, services, processes and interaction with our customers

We will expand our operations internationally, taking advantage of the numerous attractive opportunities presented by a constantly changing, deregulating worldwide Telecommunications industry

We will remain focused on our ultimate goal: maximizing profits, cash flow and shareholder value

Our Mission

IDT TELECOM

Market maturity and aggressive, price-based competition have resulted in revenue declines in several key business units

New products and geographic markets have yet to gain traction, providing little incremental revenue to offset core decline

Top-line pressure has continued into 2Q07

Steps to reverse trend could lead to narrower gross margins

Fixing the model:

Overall and unit profitability rebounding off 2Q06 low

SG&A expense savings began to materialize in 1Q07

Net2Phone integration proceeding

Will yield cost savings and revenue growth opportunities

IDT TELECOM

Current Status

560
540
520
500
480
460
440
420
400
Q4 FY05
Q1 FY06
Q2 FY06
Q3 FY06
Q4 FY06
Q1 FY07

IDT Corporation

IDT TELECOM

Revenues

$ in millions

23.5%
23.0%
22.5%
22.0%
21.5%
21.0%
20.5%
Q4 FY05
Q1 FY06
Q2 FY06
Q3 FY06
Q4 FY06
Q1 FY07

IDT Corporation

IDT TELECOM

Gross Margins

120
100
80
60
40
20
0
Q4 FY05
Q1 FY06
Q2 FY06
Q3 FY06
Q4 FY06
Q1 FY07

IDT Corporation

IDT TELECOM

SG&A Expenses

$ in millions

25
20
15
10
5
0
Q4 FY05
Q1 FY06
Q2 FY06
Q3 FY06
Q4 FY06
Q1 FY07

IDT Corporation

Includes impact of non-cash compensation.

IDT TELECOM

EBITDA

$ in millions

Prepaid Services

Calling cards (US/Europe/South America/Asia Pacific)

Wireless services (US/Europe)

Carrier Wholesale Services

Voice (US/Europe/South America/Asia Pacific/Africa)

Portfolio of Carrier Services

Consumer Phone Services

CPS (US)

Net2Phone reseller

Net2Phone Cable Telephony (NCT)

IDT TELECOM

Businesses

BOSS
U.S.A.
CRAZY CRAZY
CRAZY
U.S.A.
GREEN
National
WORKS
PHONE CARD
SUPER
CLEAN
PHONE
CARD

IDT Corporation

Market leader in world’s #1 prepaid calling card market

TTM net revenues of approximately $1.0 billion

Distributed through Union Telecard Alliance

            joint venture

Over 200,000 retail points of sale nationwide

Prepaid Solutions (PPS) unit distributes cards

      through some of the largest retailers in the U.S.

Walgreen’s, Sears, Kroger’s, BP, Exxon Mobil

        and 7-11

IDT TELECOM

U.S. Calling Cards

U.S. Calling Cards

Distribution network still too heavily
concentrated on East Coast

Mature, commodity product

Threatened by wireless substitution

Competition intensifying, resulting
in market share losses

Raises question of gross margin
sustainability

Continued build-out of nationwide
distribution network

Enhanced in-market, on-the-street
presence

TuYo Mobile will allow IDT to serve
its calling card customers’ wireless
needs

Selectively lower rates, where such
moves can be effective

Position IDT as high-quality, reliable
consumer friendly provider of calling
cards

IDT TELECOM

RISKS

RESPONSES

19.0%
14.0%
11.0%
10.0%
8.0%
7.0%
7.0%
5.0%
3.0%
18.0%
NY
Central
FL
CA
NJ
IL
DC
TX
NC
All other

IDT Corporation

Based on minutes-of-use, FY 2007 to date.

IDT TELECOM

U.S. Calling Cards- Geographic
Breakdown

16,000
12,000
8,000
4,000
0
Jun '06
Jul '06
Aug '06
Sep '06
Oct '06
Nov '06
Dec '06
Monthly Customer Additions (Gross)

IDT Corporation

IDT TELECOM

Prepaid Wireless- TuYo

SuperCalling
€10
100 kr
IDT GOLD
£20
£20
UNITY phonecard
AfricaKaart€15
€5
HotShot
International phonecard

IDT Corporation

Pan-European operation

Sales in 19 countries

Expanding to 21 by year-end 2007

Headquartered in London, England

            and Dublin, Ireland

Offices in 13 countries

Selling nearly 300 different cards

            through various distribution channels

Including > 100,000 (3rd party) point-of-sale

      activation (POSA) terminals

IDT TELECOM

Europe Calling Cards

IDT FINANCE
prime
Payment Card
5274 4200 0000 0000
MasterCard

IDT Mobile
IDT Mobile
SIM

IDT Corporation

Market share losses to aggressive
competitors

“One-dimensional” distribution
network has narrow, limited reach

Changing customer needs require
new products

24 month investment plan launched

Allowing each market to cycle through
“investment” and “harvest” phases

Enabling electronic distribution

Development of point-of-sale activation
(POSA) terminal network

Adding prepaid MVNO and prepaid
debit card to product suite, and
enhancing feature set on traditional
card products

IDT TELECOM

Europe Calling Cards

RISKS

RESPONSES

4.5%
14.8%
36.4%
2.1%
1.4%
3.8%
6.5%
3.1%
3.7%
7.2%
6.0%
10.5%
UK
Spain
Belgium
Switzerland
Denmark
France
Germany
Ireland
Italy
Netherlands
Sweden
All other

IDT Corporation

Based on minutes-of-use, November 2006

IDT TELECOM

Europe Calling Cards- Geographic
Breakdown

Historically an arbitrage-driven minutes trading operation

Wholesale business has evolved into a multi-faceted carrier services business over the past few years

Serving > 500 carrier customers worldwide

Generating over $500 million in annual revenues

Offers a wide variety of services, including:

Voice Services

VoIP Solutions

Mobile Solutions

Fixed/Mobile Convergence

Platform Services

Also responsible for provisioning and routing minutes for IDT’s calling card businesses

IDT TELECOM

Carrier Wholesale

Traditionally narrow margin
business, with questionable
customer loyalty

Customers increasingly seeking IP
interconnection and related
services

Mobile carriers accounting for a
growing share of the global
wholesale market

Addition of higher-margin,
“contracted” revenues from strong
partners

Cable companies

Integration of NTOP network

Speeding up IDT network’s IP evolution

IDT now offers a full suite of
services targeting mobile carrier
customers, including:

Voice premium routing service

Inter-carrier SMS/MMS services

Premium messaging services

Mobile partnering service

IDT TELECOM

Carrier Wholesale

RISKS

RESPONSES

150
145
140
135
130
125
120
115
110
25
20
15
10
5
0
Q4 FY05
Q1 FY06
Q2 FY06
Q3 FY06
Q4 FY06
Q1 FY07
Wholesale Revenues
Wholesale Gross Profits

IDT Corporation

IDT TELECOM

Carrier Wholesale

$ in millions

Local and long distance (LD) voice services

Broadband Internet access

VoIP services

Satellite TV

Sold to residential and small business customers

Bundled local and LD customers: ~110,000 in 13 states (as of 12/31/06)

LD-only customers: ~235,000 nationwide (as of 12/31/06)

Recently launched IDT Passport

Internationally-targeted LD service

1Q07, launched two new services

IDT Voiceline

IDT Triple Play

IDT TELECOM

Consumer Phone Services (CPS)

With abolishment of UNE-P rules in
late 2004, costs have increased,
making it more difficult to compete
with incumbent carriers

Residential VoIP taking some
market share from traditional
wireline services

Local calling and domestic LD
markets provide little opportunity to
undercut competition

Base business in harvest mode,
steps have been taken to increase
profit/customer

Launched IDT Voiceline, powered
by Net2Phone

IDT Passport, targeting
international callers

provides significant cost savings vs.
incumbents, while allowing IDT to
generate healthy margins

IDT TELECOM

Consumer Phone Services (CPS)

RISKS

RESPONSES

Voiceline

Residential Internet Telephone Service

Unlimited local and long distance to US, Canada and Puerto Rico

$19.95 per month through 1/31/07

$5.00 less than Vonage

Free modem; no installation fee

Customer Pitch

Value

Significantly lower than traditional phone service or other VoIP competitors

Feature Rich

Reliability

30 day money back guarantee

Simple

Easy to install

Migrate existing number

IDT TELECOM

Consumer Phone Services (CPS)

600,000
500,000
400,000
300,000
200,000
100,000
0
Jul '05
Aug '05
Sep '05
Oct '05
Nov '05
Dec '05
Jan '06
Feb '06
Mar '06
Apr '06
May '06
Jun '06
Jul '06
Aug '06
Sep '06
Oct '06
Nov '06
Dec '06
Bundled Customers
LD-only Customers

IDT Corporation

IDT TELECOM

Consumer Phone Services (CPS)

120,000
100,000
80,000
60,000
40,000
20,000
0
21,647
31,037
29,446
46,910
39,124
59,801
45,059
76,018
60,862
90,730
68,900
101,100
Q1 FY06
Q2 FY06
Q3 FY06
Q4 FY06
Q1 FY07
Q2 FY07E
SIP Customers
Packet Cable Customers

IDT Corporation

IDT TELECOM

VoIP Customers

Use forward-ROI approach to determine investment potential of each business existing and potential

Monetize businesses whose projected future cash flows fall below ROI threshold

via sale or harvest

Take advantage of existing network capacity to add incrementally profitable minutes

Allocate financial and human resources towards areas of highest growth and return potential

IDT TELECOM

The Plan

21%
11%
68%
Active ports
Provisioned/inactive
Headroom

24%
13%
63%
Active ports
Provisioned/inactive
Headroom

IDT Corporation

January 2006: 843,594 total ports

January 2007: 844,338 total ports

IDT TELECOM

Global Telecom Network Capacity
Utilization

Legend

Switch: A switching site that terminates calls, utilizes local and/or ILD carriers.

POP: A transport site that IDT has connectivity to (ie. IDT leased the site with IDT owned equipment)

Backhaul: A transport location that IDT has connectivity to. (no lease and no equipment)

Switches

POPs

NAP

IDT Corporation

Global Network Topology

IDT TELECOM

IDT Telecom

Question and Answer

IDT Capital

David Greenblatt
Co-Chief Executive Officer

  The Business Development Incubator for IDT

  Provides a process-driven infrastructure for business development

  Assess, filter and process new opportunities for IDT

  With strict financial discipline and analysis

  IDT Capital is Focused on Businesses that

  Are consumer-oriented

  Build upon IDT’s existing infrastructure and expertise

  Leverage the strength of IDT’s balance sheet

What is IDT Capital?

IDT CAPITAL

IDT Capital Incubation Process

IDT CAPITAL

  Model the Opportunity

  Research

  Identify key assumptions

  Design business model/project plan based on the assumptions

  Create a budget to test the opportunity

  Test the Model

  Create a small test of the target business (with internal IDT business, if applicable)

  Validate key assumptions in advance of significant capital deployment

  Build an Accretive Business

  Evolve successful “test” into a successful businesses

  Identify and hire the correct management team to bring the business to the next level

  Operate the Business

  Execute as an ongoing business operation

  Bring business to cash-flow positive

  Stand-Alone Business Unit

   IDT Energy

    Gas & Electric ESCO (Energy Service Company) in New York State

   IDT Carmel

    Receivables Purchasing/Sales and Contingency Collections

   IDT Internet Mobile

  Zedge

     Content-focused business, at the intersection of Mobile platforms and the Internet

Capital Companies

IDT CAPITAL

  IDT Local Media

  CTM Brochure Display, WMET Radio, New Media

  Local advertising opportunities

  Ethnic Grocery Brands

Vitarroz

  Branding and distribution of ethnic oriented grocery products

  IDT Global Services

  Call Center and BPO (Business Process Outsourcing) Services

  IDT Hispanic

  Ingles Para Hoy (ESL), Confie Seguros (Insurance), Sigo (Financial Services)

  Hispanic consumer focused business initiatives

Capital Companies (continued)

IDT CAPITAL

IDT Energy

IDT CAPITAL

IDT Energy Vision

Create a large and robust base of retail energy customers

Low customer cost of acquisition

Low churn

Through multiple products and services

Focus on brand awareness

Up-sell additional energy oriented products and services

Continually enhance the customer experience

IDT Energy is the Energy Solution for its customers

IDT ENERGY

Deregulation

Non-utilities can resell natural gas and energy

In New York State, deregulation model offers resellers low risk programs

Purchase of receivables (POR)

Utility-provided billing

Dual meters (natural gas and electricity) available for resell

Dynamic supply management, with mature markets for buying energy

Other states have been slow to adopt the New York State model

Low Risk

Customer acquisition costs are recouped in first ~6 months

Receivables are guaranteed by the utilities

Customers are on a variable rate plan

Builds on Existing Infrastructure

Leverages IDT’s balance sheet

Letters of credit and guarantees provide IDT Energy with the flexibility to manage scheduling and purchasing of energy and natural gas

IDT Energy’s ESCO Business

IDT ENERGY

New York State ESCO Market Landscape

  New York State Total Meters:

  Natural Gas Meters:

  Upstate:                                   1,300,000

  Downstate:                           1,400,000

  Electric Meters:

  Upstate:                                   2,500,000

  Downstate:                           3,000,000

  Market Breakdown of IDT Meters

  Upstate:                       48,500

  Downstate:             209,500

NY State meter count source: PSC website

IDT Energy meter count: as of Oct. 31, 2006

IDT Energy has Captured Over 20% of the New York
Residential ESCO Market

IDT ENERGY

Where are we now?

Regulatory-friendly regions within NY State

Upstate utility markets (NFG, NIMO/National Grid, RG&E)

Downstate utility markets (Central Hudson, Con Edison, Keyspan, Orange & Rockland)

How do we acquire customers?

Residential consumers

Door-to-door sales strategy

Refer-a-friend program

Web portal

Direct mail

Small businesses

Agent programs

Strategy forward

Grow New York footprint

Expand into new territories as they embrace a deregulated environment similar to NY State

Up-sell additional products and services to our existing ESCO customers

IDT Energy’s ESCO Business

IDT ENERGY

Competition/Marketing Risks

Competitors with deep pockets and large marketing budgets may enter the market

Current ESCO discount may prove insufficient to convince customers to switch from incumbent providers

Comparison shopping as customers and the market matures

Political Risks

New York State pro-deregulation policy could reverse

Expansion beyond New York State requires favorable ESCO environment in other states

Enactment of a do-not-knock law could stop or restrict door-to-door marketing campaign

Commodity Risks

Volatility in pricing could force IDT Energy to pass along higher costs to our customers, which could increase churn

Weather (warm or cool) can effect customer usage

High volume/Low margin business

General ESCO Risk Factors

IDT ENERGY

The Portal Opportunity

Internet offers the infrastructure for the world to shop for energy products and information

One-stop source for energy consumers

Comprehensive energy information to better understand the energy industry and how it impacts their home

IDT Energy Portal

Multiple web environments designed to cover the broad field of energy

ESCO customer acquisition - www.idtenergy.com

E-Commerce - www.shopidtenergy.com

Traditional products

Energy efficient products

Alternative energy products

Sale of our energy services

Information and expertise - idtenergy.wordpress.com

Social Community

Goal

Interact with our energy customers

Build a web brand

Act as a consolidator, private-labeling energy products

Develop and maintain a master database of energy users

Keep a finger on the pulse of energy consumers

IDT Energy Web Portal

IDT ENERGY

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www.IDTENERGY.com

Main E-Commerce Site

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  Online bill pay

  Customer Stories

  Energy Saving Tips

  Entry to blogs/social community

  Green Energy Information

  Education

  News

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IDT Corporation

www.IDTENERGYSTORE.com

Traditional energy products

Batteries

Thermostats

Filters

Energy efficient products

Heat Pump

Humidistats

Propane Heaters

Alternative energy products

Hydropower

Power Panels

Solar Air Heating

IDT ENERGY

Additional products and
services continuously
added

Key Economic Drivers

Number of Customers/Meters

Consumption

Price per Unit

Customer Acquisition Cost

Drives volume and revenues

Determined by weather patterns, drives
volume and revenues

Generated by capturing and managing costs
and rate setting

Together with customer turnover determines
the rate of return of the business

IDT ENERGY

Number of customers needed to cover fixed SG&A:       ~120,000

Number of customers at end of 1Q07:                        ~180,000

Number of energy meters at end of 1Q07:         ~258,000

Incremental Customer Acquisition

Acquisition cost payback period:                                        ~6 months

IRR assuming avg. customer life of 3 years:                                   152%

IDT Energy – Key Financials Metrics

IDT ENERGY

Based on current churn expectations

IDT Energy – 1Q07 Financial Highlights

Revenue               $36

Direct Cost          28

Gross Profit                                                                         $8

Gross Margin                                    22%

Impact of Market Pricing Opportunities                                  $6

Normalized Gross Profit                                                                     $2

Gross Margin                                      6%

  Model assumes ~6% gross margin

In millions

IDT ENERGY

IDT CAPITAL

Consumer Debt Growth

Consumer charged off debt growing at a ~14% CAGR since 1993

Charge-offs and delinquency rates have decreased over the last 5 years, with a slight increase over the last two quarters

Creditors

Consolidation amongst the largest issuers of credit card debt has led to larger portfolios offered for sale

Collection Industry

Industry generated $9.5B in revenue in 2004

Majority of revenue concentrated in top five contingency collection firms

Debt Buying

Top 15 debt buyers purchase approximately 80% of all debt that is sold in today’s market

Consumer debt portfolio pricing has increased in the past two years

20% average price increase for national portfolios

Consumer Debt Industry Overview

IDT CARMEL

Consumer debt focus – opportunity still maturing

Room for a big player - 95% of the players generate less than $8 mm annual revenue

International opportunities - international debt markets are opening up

$48B in face value was purchased in international markets in 2005

Brazil, Mexico and Poland

Maintain a strong balance sheet with minimal capital at risk

Purchased portfolios are a highly liquid asset; real market value that can be resold

Leverages existing IDT infrastructure & relationships

IDT as corporate parent lends legitimacy to the business

Relationships in the Telecom & Utilities industries lend themselves to the possibility of purchasing and collecting debt from those sectors

IDT has presence in international markets with infrastructure in every major region

The “Fit” Into IDT Capital

IDT CARMEL

Build strong management

Maintain balance between purchasing and contingency collections

Accelerate portfolio purchases

Strategic acquisitions - niches, along with management expertise

Maintain balance between collecting purchased debt in-house and through an established outsourcing collection network

Strategy For Growth

IDT CARMEL

Portfolio Pricing

Margins can be impacted as excess liquidity and growth pressures may lead to aggressive portfolio purchasing, causing portfolio prices to increase

Availability of Portfolios

Purchase of more lucrative portfolios is often relationship driven

Economic Environment

Employment and general economic conditions could alter consumer’s ability to repay debt

Execution

Inefficient collection process can diminish liquidation rates and increase collection costs

Debt purchasing analytics must be strong to ensure profitability

Legal & Legislative

Industry heavily regulated at both the Federal and State levels

Risk Factors

IDT CARMEL

First Half Fiscal 2005 - Launched IDT Carmel

June 2006 - Acquired Big Ten Capital Management, a debt purchasing company located in Minnesota

FY 2006 - Trained and built collection staff in Minnesota and Israel

~120 employees today in Minnesota and Israel, 75 collectors

FY 2006 - Executed many small and medium debt portfolio purchases and sales

Acquired Big Ten with ~50 portfolios

Purchased additional face value of ~$250 mm, at a cost of ~$13 mm (1Q07: $6 mm)

Flips and resales generated proceeds of ~$5mm (1Q07: $4 mm)

IDT Carmel - Timeline

IDT CARMEL

January 2007 -  Formed joint venture with First Financial Portfolio Management
(FFPM)

JV to purchase fresh credit card debt from a major financial institution

Forward-flow portfolio for a total of twelve months

Total over twelve months will range from $45 mm to $121 mm

FFPM is a debt purchasing/collections company with over 30 years of management experience

FFPM is managing the JV, subject to Carmel’s approval of major decisions

Purchasing fresh debt

No post charge off collection attempts

Fresh forward-flow debt is infrequent in the debt purchasing market, as creditors generally first outsource such debt for collection

Joint Venture Overview

IDT CARMEL

IDT Internet Mobile

IDT CAPITAL

Consumer

Attractive product to build a brand identity

Early stages

First mover advantage

Zedge is the largest Internet Mobile portal today

~3.7 million users

~500,000 pieces of content

Minimal Risk

Small acquisition price, and minimal investment necessary for further build out

Build on existing infrastructure and expertise

IDT Entertainment experience in content

Net2Phone technological expertise

Business Characteristics - IDT’s Opportunity

IDT INTERNET MOBILE

Exploding demand for content on mobile devices

Driven by mobile phone penetration, and wireless broadband service

Mobile content market is presently PC based

Load content from PC to mobile device

Nascent space

No incumbent

Zedge is presently the largest portal

User generated content

Growing popularity, similar to MySpace, YouTube, Flickr, etc.

Alternative to the ‘Walled Gardens’ of standard mobile operators and content providers

Mobile community sites

Will link users to the web, and to other users on their mobile phones

Commerce platforms

Affiliate programs have emerged  which empower web sites to sell content for mobile phones

Industry Overview

IDT INTERNET MOBILE

Global destination

Users are global

~11% US and UK based

Rapidly adding users

Zedge has acquired over 3.7 million registered users in 2 years

Adding 165,000 registered users per month

Content leader

~500,000 unique pieces of mobile content

Adding ~45,000 pieces per month

Broad based approach

We also own a US Latino social community – Mimun2.com

IDT Internet Mobile - Today

IDT INTERNET MOBILE

Competition

Many others are making significant investments in the mobile community and content aggregation markets

Low barriers to entry

Revenue Model

Other than ringtones, mobile content has yet to become a significant source of revenues in the US market

Risk Factors

IDT INTERNET MOBILE

ZEDGE
Welcome to Zedge - The #1 mobile community!
Popular themes in the public gallery
Featured Zedgers

IDT Corporation

User Forums

>500,000 posts

Mobile Applications

Screensavers

Wallpapers

User Generated Content

~500,00 pieces

User Profiles

~100,000

The Zedge Experience

IDT INTERNET MOBILE

Financial Overview

  Purchase Price:   $3.4 million

                                    paid over 2 years

  Ownership Acquired:                   90%

  Planned Investment:                     $7 million

IDT INTERNET MOBILE

Build the brand

Become a household name for the purpose of obtaining mobile content

Mobile portal for all types of products and services

Growth

User base

Increase user base through viral and targeted marketing

Goal is to have 5.5 million registered users by the end of FY07

Content

Increase content through users and toolsets

Goal is to have 650,000 pieces of content by the end of FY07

Revenue Model

Increase monthly page views

Increase traffic from monetizable locations (e.g. US/UK)

Sell CPM or sponsorship type advertising

Create premium areas for paying Zedge members

IDT Internet Mobile - Strategy

IDT INTERNET MOBILE

IDT Capital

Question and Answer

IDT
Corporation

Ira Greenstein
President

IDT
Corporation

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